UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49200-P09235 MORGAN STANLEY DIRECT LENDING FUND 1585 BROADWAY NEW YORK, NEW YORK 10036 MORGAN STANLEY DIRECT LENDING FUND 2024 Annual Meeting Vote by June 2, 2024 11:59 PM ET You invested in MORGAN STANLEY DIRECT LENDING FUND and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2024. Vote Virtually at the Meeting* June 3, 2024 9:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/MSDLF2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement, Form 10-K and any other proxy materials online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49201-P09235 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect two directors of the Company, each to serve for a three-year term until his or her successor has been elected and qualified or until his or her earlier resignation, removal, death or incapacity: Nominees: For 01) Jeffrey S. Levin 02) Joan Binstock 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.